                                                                    EXHIBIT 24.1

                                  POWER OF ATTORNEY

     The undersigned director and officers of Brunswick Corporation, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Peter B. Hamilton and Victoria J. Reich and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997 and any and all amendments thereto; and each of the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his name.

     Capacity                           Signature                           Date
     --------                           ---------                           ----
Chairman of the Board,             /s/ Peter N. Larson                February 10, 1998
Chief Executive Officer            --------------------------------
(Principal Executive               Peter N. Larson
Officer) and Director


Senior Vice President              /s/ Peter B. Hamilton              February 10, 1998
and Chief Financial Officer        ------------------------------
(Principal Financial Officer)      Peter B. Hamilton


Vice President and Controller      /s/ Victoria J. Reich              February 10, 1998
(Principal Accounting Officer)     ------------------------------
                                   Victoria J. Reich


Director                           /s/ Nolan D. Archibald             February 10, 1998
                                   ------------------------------
                                   Nolan D. Archibald


Director                           /s/ Jeffrey L. Bleustein           February 10, 1998
                                   -------------------------------
                                   Jeffrey L. Bleustein


Director                           /s/ Michael J. Callahan            February 10, 1998
                                   --------------------------------
                                   Michael J. Callahan

     Capacity                           Signature                           Date
     --------                           ---------                           ----
Director                           /s/ Manuel  A. Fernandez           February 10, 1998
                                   -----------------------------
                                   Manuel A. Fernandez


Director                           /s/ Peter Harf                     February 10, 1998
                                   -----------------------------
                                   Peter Harf


Director                           /s/ George D. Kennedy              February 10, 1998
                                   -----------------------------
                                   George D. Kennedy


Director                           /s/ Jay W. Lorsch                  February 10, 1998
                                   ------------------------------
                                   Jay W. Lorsch


Director                           /s/ Rebecca P. Mark                February 25, 1998
                                   ------------------------------
                                   Rebecca P. Mark


Director                           /s/ Bettye Martin Musham           February 10, 1998
                                   ------------------------------
                                   Bettye Martin Musham


Director                           /s/ Jack F. Reichert               February 10, 1998
                                   ------------------------------
                                   Jack F. Reichert


Director                           /s/ Kenneth Roman                  February 10, 1998
                                   ------------------------------
                                   Kenneth Roman


Director                           /s/ Roger W. Schipke               February 25, 1998
                                   ------------------------------
                                   Roger W. Schipke
